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                                                                   Exhibit 10.27

                                 FIRST AMENDMENT
                                     TO THE
                   LKQ CORPORATION EMPLOYEES' RETIREMENT PLAN

     WHEREAS, LKQ Corporation (the "Company") maintains the LKQ Corporation Employees' Retirement Plan (the "Plan"); and

     WHEREAS, by virtue and in exercise of the powers reserved to the Company by
Section 11.1 of the Plan, and pursuant to the authority delegated to the undersigned officers of the Company by resolutions of the Compensation Committee of its Board of Directors, the Plan be and hereby is amended, effective August 1, 1999, by:

1.   AMENDING SECTION 1.1 OF THE PLAN IN ITS ENTIRETY TO READ AS FOLLOWS:

     1.1 THE PLAN. The following provisions constitute the LKQ Corporation Employees' Retirement Plan (the "Plan") effective as of August 1, 1999. Seven Prior Plans which were maintained by certain Predecessor Employers were amended and merged into this Plan as of the Effective Date. The seven Prior Plans were originally adopted and maintained as follows: the Star Auto Parts, Inc. 401(k) Profit Sharing Plan, adopted by Star Auto Parts, Inc. effective as of January 1, 1992, and amended and restated effective as of January 1, 1995, January 1, 1996, and August 1, 1998; the Triplett Auto Recyclers 401(k) Retirement Savings Plan, adopted by Triplett Auto Recyclers, Inc. effective as of January 1, 1993; the Recyclers Group, Inc. Profit Sharing/401(k) Plan, adopted by Mid-America Auto Parts, Inc. effective as of January 1, 1994, and amended and restated effective as of July 1, 1998; the Bud's Auto Parts, Inc. 401(k) Profit Sharing Plan, adopted by Bud's Auto Parts Inc. effective as of June 1, 1995; the Route 16 Auto Salvage 401(k) Profit Sharing Plan, adopted by Route 16 Auto Salvage, Inc. effective as of January 1, 1996; the Damron Auto Parts, Inc. 401(k) Plan, adopted by Damron Auto Parts, Inc. effective as of December 1, 1996; and the Smart Parts 401K Plan, adopted by Hustisford Auto Company effective January 1, 1998.

     The following two additional Prior Plans, which were maintained by certain Predecessor Employers, were amended and merged into this Plan as of October 1, 1999: John's Import Auto 401(k) Savings Plan, adopted by LKQ John's Eastside Corp. effective as of June 1, 1996; and Midwest Foreign Auto, Inc. 401(k) Profit Sharing Plan, adopted by LKQ Midwest Auto Parts Corp. effective September 1, 1991, and amended and restated effective January 1, 1998.

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2.   AMENDING SECTION 1.6 OF THE PLAN IN ITS ENTIRETY TO READ AS FOLLOWS:

     1.6 SPONSOR AND EMPLOYERS. The sponsor of the Plan (the "Sponsor") is LKQ Corporation. With the approval of the Sponsor, the Plan may be adopted for the benefit of its Employees by any Affiliate or any other business entity in which the Sponsor or an Affiliate has a substantial interest. The business entities which adopt the Plan, including the Sponsor, are referred to in the Plan as the "Employers." As of the Effective Date, the Employers other than the Sponsor are 250 Auto Wreckers Corp., Black Horse Auto Parts, Inc., Bud's Auto Parts, Inc., Damron Auto Parts, Inc., Damron Auto Parts, L.P., Damron Holding Co., DAP Management Inc., DAP Trucking, Inc., Dismantling & Recycling, Inc., Gorham Auto Parts Corp., Hustisford Auto Co., Lakenor Auto & Truck Salvage, Inc., LKQ All Models Corp., LKQ Auto Parts of Utah, Inc., LKQ Best Automotive Corp., LKQ B&D Auto Recyclers Corp., LKQ D&R Auto Parts Corp., LKQ John's Eastside Corp., LKQ Management Company, LKQ Midwest Auto Parts Corp., Mabry Auto Salvage Corp., Mid-America Auto Parts, Inc., Redding Auto Center, Inc., Route 16 Auto Salvage, Inc., Royal's Auto Salvage, Inc., Smith's Auto Sales and Salvage Corp., Star Auto Parts, Inc., Triplett Auto Recyclers, Inc., and United Auto Dismantling, Inc.

     In addition, the following business enetities have become Employers as of September 1, 1999: Granger Auto Parts, Inc.

     In addition, the following business entities have become Employers as of October 1, 1999: LKQ John's Mid-Valley Corp., and LKQ John's Westside Corp.

     In addition, the following business entities have become Employers as of November 1, 1999: LKQ Hunts Point Auto Parts Corp., LKQ Manchester Auto Parts Corp., and LKQ Raleigh Auto Parts Corp.

3. AMENDING SECTION 3.3 OF THE PLAN BY REPLACING "Hustisford Auto Co., Inc." WITH "Hustisford Auto Co.,".

     IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officers, this 13th Day of August, 2001.


                                     LKQ CORPORATION


                                     By:    /s/ Joseph M. Holsten
                                        -----------------------------------
                                     Name:  Joseph M. Holsten
                                          ---------------------------------
                                     Title: President
                                           --------------------------------

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